UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2017

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
Covington, Kentucky 41011
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 2.01.  Completion of Acquisition or Disposition of Assets

On May 12, 2017, Ashland Global Holdings Inc. (“Ashland”) completed its previously announced distribution of 170,000,000 shares of common stock of Valvoline Inc. (“Valvoline”) as a pro rata dividend on shares of Ashland common stock outstanding at the close of business on the record date of May 5, 2017. Based on the shares of Ashland common stock outstanding as of May 5, 2017, the record date for the distribution, each share of Ashland common stock received 2.745338 shares of Valvoline common stock in the distribution.

On September 28, 2016, Valvoline completed the initial public offering of 34,500,000 shares of its common stock representing approximately 17% of the economic interest in, and the voting power of, its capital stock for a purchase price of $22.00 per share (the “IPO”). Prior to the IPO, Valvoline was a wholly-owned subsidiary of Ashland. After the IPO, Ashland held 170,000,000 shares of Valvoline common stock, which represented approximately 83% of the economic interest in, and the voting power of, Valvoline’s capital stock.

A copy of the news release is attached as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

(b) Pro forma financial information.

The following Unaudited Condensed Pro Forma Consolidated Financial Statements of Ashland Global Holdings Inc. and Consolidated Subsidiaries are included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference:

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Unaudited Condensed Pro Forma Consolidated Balance Sheet as of March 31, 2017; and Unaudited Condensed Pro Forma Statements of Consolidated Income for the six months ended March 31, 2017 and for each of the three fiscal years ended September 30, 2016, 2015 and 2014

(d)	Exhibits
Exhibit Number	Description of Exhibit
99.1	News Release dated May 12, 2017.
99.2
Unaudited Condensed Pro Forma Consolidated Balance Sheet of Ashland Global Holdings Inc. and Consolidated Subsidiaries as of March 31, 2017; and Unaudited Condensed Pro Forma Statements of Consolidated Income for the six months ended March 31, 2017 and for each of the three fiscal years ended September 30, 2016, 2015 and 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

May 12, 2017	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release dated May 12, 2017.
99.2
Unaudited Condensed Pro Forma Consolidated Balance Sheet of Ashland Global Holdings Inc. and Consolidated Subsidiaries as of March 31, 2017; and Unaudited Condensed Pro Forma Statements of Consolidated Income for the six months ended March 31, 2017 and for each of the three fiscal years ended September 30, 2016, 2015 and 2014.

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